Exhibit 10.4

Confidential

AMENDMENT No. 3

TO

the AGREEMENT

dated 21 December 2012

between

LONZA SALES AG

and

NEXVET BIOPHARMA PTY LTD

Schedule 2

Stage 9 – ***

Stage 10 – ***

Stage 11 – ***

Stage 12 – ***

Schedule 3

Price and Payment

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

THIS AMENDMENT is made the 9th day of June 2014

BETWEEN

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.	NEXVET BIOPHARMA PTY LTD, of 9 Meaden Street, Southbank, 3006, Victoria, Australia (“Customer”).

WHEREAS

A.	Customer and Lanza entered into an agreement dated 21 December 2012 referring to NV-01, (the “Agreement”), under which Lonza is required to perform Services relating to the Cell line and Product described.

B.	Customer would like Lonza to carry out additional activities under the Agreement.

C.	Lonza is prepared to perform the additional activities.

NOW THEREFORE it is agreed hereby by the parties to amend the Agreement and perform additional services as follows:

Confidential

1.	Schedule 2 of the Agreement shall be amended to include the following Stages 9, 10, 11 and 12.

SCHEDULE 2

***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

2.	Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment No. 3:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.	Price

In consideration for Lonza performing the Services as detailed in Schedule 2 Customer shall pay Lonza as follows:

Stage	Price (US £ Sterling)
Stage 9 – ***	£	*	**
Stage 10 – ***	£	*	**
Stage 11 – ***	£	*	**
Stage 12 – ***	£	*	**

Notes:

(1)	As described in Clause 4 — “Delivery, Transportation of Product and Customer Tests” of the Agreement, additional costs and expenses incurred by Lonza in arranging insurance and transportation in order to ship samples, Product, and Cell Line shall be charged to Customer in addition to the price.

2.	Payment

Payment by Customer of the Price for each Stage shall be made against Lonza’s invoices as follows:

2.1	For Stage 8

£*** upon commencement

£*** upon issue of each interim report (i.e. 3, 6 and 9 months).

£*** upon issue of the final report.

2.2	For Stage 10

£*** upon commencement

£*** upon issue of each interim report (i.e. 3, 6 and 12 months).

£*** upon issue of each interim report (i.e. 9, 18 and 24 months).

£*** upon issue of the final report.

2.3	For Stage 11

***% on commencement of the stage

***% on completion of the stage

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

2.3	For Stage 12

***% on Completion

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

AS WITNESS WHEREOF the parties have caused this Amendment No. 3 to be executed by their representatives thereunto duly authorised as of the day and year first written.

NEXVET BIOPHARMA PTY LTD		LONZA SALES AG

Signature:	/s/ Mark Heffernan	Signature:	/s/ Sven Frie

Printed Name:	Mark Heffernan	Printed Name:	Sven Frie

Title:	CEO	Title:	Director, Sales & Business Dev.

		Signature:	/s/ Nadia Zieger

		Printed Name:	Nadia Zieger

		Title:	Legal Counsel